                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)     January 9, 2002
                                                --------------------------------



                         Retractable Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Texas                      000-30885                  75-2599762
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)              Identification No.)



511 Lobo Lane, Little Elm, Texas                               75068-0009
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------------


                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5    OTHER EVENTS

     On January 9, 2002, the Registrant received a notice from Lillian Salerno of her intent to cease sales of common stock under a Form 144 filed on November 30, 2001, a copy of which is attached to this Form 8-K as exhibit 99.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:     January 11, 2002                        RETRACTABLE TECHNOLOGIES, INC.
                                                  (Registrant)

                                                  By: /s/ THOMAS J. SHAW
                                                     ---------------------------
                                                     THOMAS J. SHAW
                                                     CHAIRMAN, PRESIDENT, AND
                                                     CHIEF EXECUTIVE OFFICER

                                INDEX TO EXHIBITS


EXHIBIT NO.           DESCRIPTION
-----------           -----------

99                    Letter from Lillian Salerno dated January 9, 2002